Exhibit 99.1

Company/Investor Contact:
Charles Jones
CJones & Associates Public Relations
Office: 888-557-6480
Cell: 305-987-7418
Email: cjones@cjonespr.com

Hemispherx Biopharma Enters into Settlement Agreements Dismissing All Pending Shareholder Derivative Litigation, Resolving Disputes with Insurance Carriers, and Obtaining Commitments of $3.5 Million in Payments to Company

CEO Says Series of Coordinated Settlements Should Allow the New Management Team to Focus Exclusively on the Company’s Long-Term Commercial, Research and Financial Objectives

PHILADELPHIA – June 8, 2016 - Hemispherx Biopharma (NYSE MKT: HEB) is pleased to announce that it has entered into multiple agreements and stipulations to settle all material litigation.  “All four derivative cases, described in detail in prior public filings, have now been settled, subject to final Court approval. Two pending disputes in mediation with Company insurers have also been settled with a commitment to pay $3,500,000 to the Company,” declared Thomas K. Equels, CEO of Hemispherx.

Governance changes, such as the creation of the independent Scientific Advisory Committee to review all submissions made by Hemispherx to the United States Food and Drug Administration and other regulatory bodies; the retention of an independent executive compensation consultant to advise the Company on its compensation practices for executive officers and directors; and the nomination of at least one new independent director for election as a member of the Company’s Board at the 2016 annual meeting, have been agreed to as a part of the settlement stipulations.

“The end result of this highly complex and coordinated comprehensive settlement of all disputes is that valuable governance changes consistent with the new management team's expressed philosophy will be immediately implemented,” Equels added. He said, “Even though there can be no assurance that the courts will approve the settlements, preliminary court approval of three of the four lawsuits has already been obtained and the Company expects final court approval of all matters. The insurer settlements, the subject of two policy dispute mediations, are the source of the $3.5 million from which it is expected attorney fee and cost awards in the settled lawsuits will be paid, do not require court approval. Optimally, this will conserve Company funds that otherwise would have been expended in litigation, and it is anticipated that substantial funds will be left over for the advancement of our commercial goals,” Equels said. “The settlement of these disputes, in a comprehensive fashion, allows our upper management and our medical/scientific team to devote our undivided attention to the Company's priority commercial and research related goals.”

Equels added that concluding the litigation creates a clean slate for the Company’s future partnering efforts, especially in Chronic Fatigue Syndrome/Myalgic Encephalomyelitis and Cancer, because Hemispherx will be freed from the unknown liabilities, costs and unforeseen consequences of these litigations.

“We are grateful for the fine work done by our legal team from both Pepper Hamilton LLC and Black & Gerngross LLC,” said Equels. “Working together, we have crafted settlements which we believe will well serve Hemispherx's short and long term interests."

About Hemispherx Biopharma

Hemispherx Biopharma, Inc. is an advanced specialty pharmaceutical company engaged in the manufacture and clinical development of new drug entities for treatment of seriously debilitating disorders. Hemispherx’s flagship products include Alferon N Injection® and the experimental therapeutics Ampligen® and Alferon® LDO. Ampligen® is an experimental RNA nucleic acid being developed for globally important debilitating diseases and disorders of the immune system, including Chronic Fatigue Syndrome. Hemispherx’s platform technology includes components for potential treatment of various severely debilitating and life threatening diseases. Because both Ampligen® and Alferon® LDO are experimental in nature, they are not designated safe and effective by a regulatory authority for general use and are legally available only through clinical trials. Hemispherx has patents comprising its core intellectual property estate and a fully commercialized product (Alferon N Injection®), approved for sale in the U.S. and Argentina. Alferon N Injection® is approved for the treatment of refractory or recurrent external genital warts in patients 18 years of age or older. The Company’s Alferon® N approval in Argentina includes the use of Alferon N Injection® (under the brand name “Naturaferon”) for use in any patients who fail, or become intolerant to recombinant interferon, including patients with chronic active hepatitis C infection. The Company wholly owns and exclusively operates a GMP certified manufacturing facility in the United States for commercial products. For more information, please visit www.hemispherx.net.

Disclosure Notice

Information contained in this news release, other than historical information, should be considered forward-looking and is subject to various risk factors and uncertainties including, but not limited to, general industry conditions and competition; general economic factors; the Company’s ability to adequately fund its projects; the impact of pharmaceutical industry regulation and healthcare legislation in the United States and internationally; trends toward healthcare cost containment; technological advances, new products and patents attained by competitors; challenges inherent in new product development, including obtaining regulatory approval; the Company’s ability to accurately predict the future market conditions; manufacturing difficulties or delays; dependence on the effectiveness of the Company’s patents and other protections for products; and the exposure to litigation, including patent litigation, and/or regulatory actions; and numerous other factors discussed in this release and in the Company’s filings with the Securities and Exchange Commission. The production of new Alferon® API inventory will not commence until the validation phase is complete. While the facility is approved by FDA under the Biological License Application ("BLA”) for Alferon®, this status will need to be reaffirmed by a successful Pre-Approval Inspection by the FDA prior to commercial sale of newly produced inventory product. The validation phase is delayed until we are able to repair the damage caused by a flood that occurred on January 5, 2016 at the facility. At this moment, there is no definitive timetable to have the facility back online. If and when we obtain a reaffirmation of FDA BLA status and have begun production of new Alferon® API, we will need FDA approval as to the quality and stability of the final product to allow commercial sales to resume. With regard to our NDA for Ampligen® to treat CFS, we note that there are additional steps which the FDA has advised us to take in our seeking approval. The final results of these efforts and/or any other activities could vary materially from Hemispherx’s expectations. Any failure to satisfy the FDA regulatory requirements or the requirements of other countries could significantly delay, or preclude outright, approval of Ampligen® in the United States and other countries. No assurance can be given that the respective courts will approve the settlements in the four actions. No evidence is suggested that Ampligen® will be commercially approved for any treatment or that Alferon N Injection® will be commercially approved for potential new treatment indications or for new manufacturing procedures.

Forward-Looking Statements

To the extent that statements in this press release are not strictly historical, all such statements are forward-looking, and are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Words such as “potential,” “potentially,” “possible,” and similar expressions are intended to identify forward-looking statements. The inclusion of forward-looking statements should not be regarded as a representation by Hemispherx that any of its plans will be achieved. These forward-looking statements are neither promises nor guarantees of future performance, and are subject to a variety of risks and uncertainties, many of which are beyond Hemispherx’s control, which could cause actual results to differ materially from those contemplated in these forward-looking statements. Examples of such risks and uncertainties include those set forth in the Disclosure Notice, above, as well as the risks described in Hemispherx’s filings with the Securities and Exchange Commission, including the most recent reports on Forms 10-K, 10-Q and 8-K. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof, and Hemispherx undertakes no obligation to update or revise the information contained in this press release, whether as a result of new information, future events or circumstances or otherwise revise or update this release to reflect events or circumstances after the date hereof.